UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ____________________

                                  FORM 8-K

                               Current Report
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                              January 30, 2004
______________________________________________________________________________
              Date of report: (Date of earliest event reported)



                            Minden Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



       United States                     0-49882                   13-4203146
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



415 Main Street, Minden, Louisiana                                    71058
______________________________________________________________________________
(Address of principal executive offices)                           (Zip code)



                               (318) 377-0523
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                    N/A
______________________________________________________________________________
        (Former name or former address, if changed since last report)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               Number    Description
               ------    -----------

               99.1 Press Release reporting earnings for the quarter and year ended December 31, 2003.


Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     On January 30, 2004, Minden Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter and year ended December 31, 2003.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.






















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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       MINDEN BANCORP, INC.






Date: February 2, 2004                 By: /s/ A. David Evans
                                           ----------------------------------
                                           A. David Evans
                                           Chairman, President and Chief
                                           Executive Officer
























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